CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350



     In connection with the Quarterly Report of Adams County National Bank Corporation (the "company") on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), I Ronald L. Hankey, Chairman of the Board and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


    1. The Report fully complies with the requirements of Section 13(a) or15(d)of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                 -----------------------------------------------
                                 /s/ Ronald L. Hankey, Chairman of the Board/CEO
Date: October 31, 2003